Net income (loss) per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Net income (loss) per share
19. Net income (loss) per share
Prior to the TSX listing on September 22, 2020, the Company had three categories of potential dilutive securities: convertible liability-classified shares, unsecured convertible debentures due to shareholders and stock options. Since the TSX listing, stock options, RSUs and PSUs are considered to be potentially dilutive.
Diluted net income (loss) per share excludes all dilutive potential shares if their effect is anti-dilutive. For the year ended December 31, 2021, anti-dilutive stock options, RSUs and PSUs were excluded from the calculation of diluted net income per share. As a result of net loss incurred for the year ended December 31, 2020, all potential dilutive securities have been excluded from the calculation of diluted loss per share because including them would be anti-dilutive.

	2021	2020
	$	$
Net income (loss) attributable to common shareholders of the Company (basic and diluted)	102,293	(106,230)
Weighted average number of common shares outstanding – basic*	139,729,116	98,681,060
Effect of dilutive securities	4,712,386	—
Weighted average number of common shares outstanding – diluted*	144,441,502	98,681,060
Net income (loss) per share attributable to common shareholders of the Company:
Basic	0.73	(1.08)
Diluted	0.71	(1.08)
* The weighted average number of common shares outstanding prior to the TSX listing has been adjusted to take into consideration the Reorganization discussed in Note 14.